UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2006 (November 16, 2006)

Tri-Isthmus Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30326	77-0557617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 South Barrington Avenue, Suite 808, Los Angeles, California 90049

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 887-6659

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously reported on a Form 8-K filed with the Securities and Exchange Commission on November 20, 2006, Tri-Isthmus Group, Inc. (the “Registrant”), a Delaware corporation formerly known as Vsource, Inc., closed its acquisition from Surgical Ventures, Inc. (“SVI”), a California corporation, of a controlling interest in two separate outpatient surgical centers in San Diego, California through various indirect subsidiaries of the Registrant, pursuant to the following two agreements on November 16, 2006, to be effective as of November 6, 2006:

(a)                                  Partnership Interest Purchase Agreement (the “Del Mar Agreement”) entered into on December 2, 2005 and amended by First Amendment entered into on March 13, 2006 (the “Del Mar Amendment”), by and among Del Mar GenPar, Inc. (“DM GenPar”), and Del Mar Acquisition, Inc. (“DM Acquisition” and, together with DM GenPar, the “Del Mar Buyers”), each a Nevada corporation and a wholly-owned indirect subsidiary of the Registrant; SVI and David M. Kupfer, M.D. (“Kupfer”), an individual residing in the State of California and the sole stockholder of SVI; and

(b)                                 Partnership Interest Purchase Agreement (the “Point Loma Agreement”) entered into on December 2, 2005 and amended by First Amendment entered into on March 13, 2006 (the “Point Loma Amendment”), by and among Point Loma GenPar, Inc. (“PL GenPar”), and Point Loma Acquisition, Inc. (“PL Acquisition” and, together with PL GenPar, the “Point Loma Buyers”), each a Nevada corporation and a wholly-owned indirect subsidiary of the Registrant; SVI and Kupfer.

This amendment is being furnished to provide the pro forma financial statements required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

•                  Unaudited pro forma condensed combined balance sheet as of September 30, 2006, and the unaudited proforma condensed consolidated statement of operations for the fiscal year ended January 31, 2006 and the eight months ended September 30, 2006.

•                  Notes to the unaudited pro forma condensed combined balance sheet as of September 30, 2006, and the unaudited proforma condensed consolidated statement of operations for the fiscal year ended January 31, 2006 and the eight months ended September 30, 2006.

Exhibit No.	Description
99.1

Unaudited pro forma condensed combined balance sheet as of September 30, 2006, and the unaudited proforma condensed consolidated statement of operations for the fiscal year ended January 31, 2006 and the eight months ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.

Date: January 30, 2007	By:	/s/ David Hirschhorn
Name: David Hirschhorn
Title: Co-Chief Executive Officer